Regions®

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat of acts of terror or the escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

Regions

Company Profile

Asset size:	$47.9 billion at Dec. 31, 2002 Among 25 largest U.S. banks
Geographic footprint:	Banking offices in 9 states Brokerage offices in 15 states Insurance relationships throughout U.S.
# of banking offices:	689
# of ATM's:	764
# of brokerage offices:	142
# of households:	2.0 million
# of employees:	15,695

Regions

Regions – A Diversified Provider of Financial Products and Services

Banking
- Consumer Loans
- Commercial Loans
- Transaction Deposit Accounts
- Certificates of Deposit
- Specialty Finance

Brokerage & Investment Banking
- Brokerage and Investment Services
- Equity and Fixed Income Underwriting
- Corporate Finance Advisory

Insurance
- Employee Benefits
- Commercial Insurance Lines
- Personal Insurance Coverage



Regions

Regions Footprint



Boston
New York
Covington
Louisville
Lexington
Richmond
Durham
Raleigh
Bowling Green
Rogers
Jackson
Nashville
Knoxville
Chattanooga
Charlotte
Alpharetta
Memphis
Huntsville
Wilmington
Decatur
Athens
Little Rock
Birmingham
Augusta
Tuscaloosa
Atlanta
Dallas
Shreveport
Jackson
Montgomery
LaGrange
Mobile
Columbus
Baton Rouge
Gainesville
Austin
Houston
Pensacola
Orlando
Fairhope
Mandeville
Lafayette
New Orleans
Sarasota
Palm Beach
Ft. Lauderdale
Morgan Keegan Offices
Rebsamen Offices
Markets with Current Banking Offices

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Results of 2002

1. Lines of business
2. Asset quality
3. Improved balance sheet mix

Focus for 2003

1. Asset quality
2. Banking franchise
3. Capital management

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2002 Highlights

- Record earnings
  - 22% increase based on net income
  - 12% increase adjusted for FAS 142
- Record year for lines of business
  - Brokerage
  - Mortgage
  - Insurance
  - Specialty finance
- Improved credit quality
  - Declining NPA's
  - Low loan losses
  - Low delinquency
- Balance sheet risk reduced

2002 Highlights
Strong Fee Income



Morgan Keegan revenues
$ in millions
$170
$160
$150
$140
$130
$120
$110
$100
$129.2
$140.6
$141.0
$159.9
1Q02
2Q02
3Q02
4Q02

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2002 Highlights
Record Net Income



Morgan Keegan net income
$ in millions
$20
$16
$12
$8
$4
$0
$9.8
$11.8
$13.2
$16.8
1Q02
2Q02
3Q02
4Q02

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2002 Highlights
Strong Fee Income



Mortgage servicing and origination fees
$ in millions
$32
$30
$28
$26
$24
$22
$20
$24.7
$23.3
$26.9
$29.8
1Q02
2Q02
3Q02
4Q02

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2002 Highlights
Record Mortgage Earnings
(excluding impairment)



Mortgage division earnings
$ in millions
$75
$65
$55
$45
$35
$25
$15
$29.3
$35.0
$67.2
2000
2001
2002

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2002 Highlights
Strong Fee Income



Insurance division revenues
$ in millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$17.3
$48.2
$66.3
2000
2001
2002

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2002 Highlights
Record Specialty Finance Earnings



Receivables factoring division earnings
$ in millions
$7
$6
$5
$4
$3
$2
$1
$0
$3.5
$4.8
$5.7
2000
2001
2002

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2002 Highlights
Improved Credit Quality

- **2nd consecutive quarter of declining NPA's**
  - **$34.3 million decline in third quarter**
  - **$22.2 million decline in fourth quarter**

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2002 Highlights
Improved Credit Quality



NPA's
$ in millions
$400
$380
$360
$340
$320
$300
$364.1
$374.8
$340.5
$318.4
1Q02
2Q02
3Q02
4Q02

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2002 Highlights
Improved Credit Quality

- 2nd consecutive quarter of declining NPA's
  - $34.3 million decline in third quarter
  - $22.2 million decline in fourth quarter

- **Declining 90+ days past due loans**
  - **Four consecutive quarters of decline**
  - **Lowest level since December 2000**

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2002 Highlights
Improved Credit Quality



90+ days past due loans
$ in millions
$50
$40
$30
$20
$44.9
$43.2
$42.2
$38.5
1Q02
2Q02
3Q02
4Q02

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2002 Highlights
Improved Credit Quality



Total Loan Delinquencies
Five Year Trend
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
1.20%

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2002 Highlights
Improved Credit Quality

- 2nd consecutive quarter of declining NPA's
  - $34.3 million decline in third quarter
  - $22.2 million decline in fourth quarter

- Declining 90+ days past due loans
  - Four consecutive quarters of decline
  - Lowest level since December 2000

- **Lower charge-offs in 2002**
  - **0.36% of average loans in 2002**
  - **0.41% of average loans in 2001**

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Net Loan Losses at Regions Historically Below Industry


Regions
Industry*
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002

**FDIC-insured commercial banks through September 30, 2002, annualized.*

Regions

Improved Balance Sheet

- Deposit mix

- Loan mix

Deposit Mix Results in Lower Cost of Funding



CD's
Transaction accounts
$ in billions
$13.5
$13.0
$12.5
$12.0
$11.5
$11.0
$10.5
$10.0
$9.5
$9.0
$8.5
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$9.0
CD's
Transaction accounts
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02

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Distribution of Loan Portfolio


1Q01
31%
34%
9%
11%
6%
4%
3%
2%
4Q02
36%
26%
14%
12%
5%
1%
4%
2%
Commercial
Residential mortgages
Other real estate
Construction
Branch installment
Indirect installment
Consumer lines of credit
Student loans

2003 Focus

- Asset Quality
- Banking Franchise
  - Streamlining
  - Sales
- Capital Management

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2003 Focus
Asset Quality

- A never ending quest for excellence

- Some reorganization efforts
  - Underwriting
  - Loan review
  - Collections and recovery

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2003 Focus
Streamlining Banking Division

- Combining banking units into 15 groups
- Consolidating duties
- Provides opportunities for improving cost structure

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2003 Focus
Streamlining Banking Division

- **Branch Expansion Strategy**
  - De Novo expansion in growth markets
  - Plan to open 30 to 40 branches in 2003
  - Incorporating additional financial discipline into expansion strategy to obtain maximum return on investment

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2003 Focus
Behavioral Change

	2001	2002	% Change
Outbound Contacts	501,224	982,444	96.0%
Scheduled Appointments	200,945	405,195	101.6%
Completed Profiles	178,791	357,018	99.7%
Referrals	830,833	1,020,452	22.8%

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2003 Focus
Chairman's Club

Winners

2000	2001	2002
16	40	95

2002 Average Growth

	Chairman's Club Branches	All Branches
Deposits	13.5%	2.1%
Loans	37.0%	5.3%
Fee Income	23.5%	5.6%

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2003 Focus
Sales Strategies

- Retail – Chart-the-Course
  - Leadership in Financial Services
  - Profile MainSail Book of Business
  - Mid-Year Sales Review
  - New Tracking and Reporting System

- Commercial Sales Process
  - Piloted in Texas – 30% Increase in Sales
  - All Lenders and Bank Presidents Trained
  - Sales Tracker – Go Live Date: 2-17-03

Regions

2003 Focus Market Potential



Regions Bank
Regions Network
County Composite Score
North Carolina
Oklahoma
Tennessee
Arkansas
South Carolina
Georgia
Mississippi
Louisiana
Alabama
Texas
Atlantic Ocean
Florida
Gulf of Mexico
Regions Bank Network
County Composite Score
County composite score consists of household density, household growth, aggregate product potential, and competitive intensity.
Network Locations
Regions Bank Branches
Morgan Keegan Offices
1 - High Rank
2
3
4
5 - Low Rank
100
0
100
200 Miles

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2003 Focus
Improved Performance Through Capital Allocation

- Management tool for allocating capital within the company
- Consistent framework for comparing returns from business units, products or customers
- Optimizing returns on capital creates shareholder value

Improved Performance Through Capital Allocation



Bubbles Weighted by Economic Profit
Banking Units
High growth / Low return
High growth / High return
Low growth / Low return
Low growth / High return
5-yr Household Growth Rate
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
RAROC %

- Quadrants are divided horizontally by a line that represents weighted average growth and vertically by weighted average RAROC.
- Chart is based on Q3 YTD 2002 annualized data.

Regions

RF Strong Return in 2002


$120
$100
$80
$60
$115.29
$77.91
$78.20
Jan-02
Apr-02
Jul-02
Oct-02
Dec-02
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S&P 500
S&P 500 Financial

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Outstanding Dividend Record

32 Consecutive Years Of Increased Dividends



Named to *Bloomberg Personal Finance* magazine
Top 25 list for dividend performance
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
(In Dollars)
'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03*
Years

** Indicated*

Regions

So, Who is Regions Financial?

- A consistent performer
- With a strong balance sheet
- Operating in markets in the South
- A company that has changed itself before
- With continued good performance
- Now it's changing again to better serve:
  - Its customers
  - Its shareholders

Regions